UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

December 5, 2016
Date of Report (Date of earliest event reported)

FMC Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16489	36-4412642
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5875 N. Sam Houston Parkway W., Houston, TX	77086
(Address of principal executive offices)	(Zip Code)
(281) 591-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

FMC Technologies, Inc. (the “Company”) held its Special Meeting of Stockholders on December 5, 2016 (the “Special Meeting”) for the purpose of (1) adopting the Business Combination Agreement, dated as of June 14, 2016 (the “Business Combination Agreement’) among the Company, Technip S.A. and TechnipFMC Limited (the “Merger Proposal”); (2) approving any motion to adjourn the Special Meeting to another time or place, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the Merger Proposal (the “Adjournment Proposal”); (3) approving, on a non-binding, advisory basis, certain compensation arrangements for the Company’s named executive officers in connection with the transactions contemplated by the Business Combination Agreement (the “Advisory Merger Compensation Proposal”); and (4) recommending, on a non-binding, advisory basis, the frequency of future advisory votes on the Company’s executive compensation (the “Say-on-Frequency Vote”). Of the 225,877,541 shares of Company Common Stock outstanding as of October 18, 2016, the record date for the Special Meeting, and entitled to vote at the Special Meeting, 172,867,291 shares were present either in person or by proxy, which represented a quorum.

The following are the final results of the Special Meeting.

1.	The Merger Proposal was approved. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
171,066,748	1,397,968	402,575	0

2.	The proposal to adjourn the Special Meeting was not necessary or appropriate because there were sufficient votes to approve the Merger Proposal. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
156,307,029	16,278,495	281,767	0

3.	The Advisory Merger Compensation Proposal was not approved, on an advisory, non-binding basis. The voting results were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
71,147,451	101,427,085	292,755	0

4.
The Say-on-Frequency Proposal option with the most votes was to hold future advisory votes on the Company’s executive compensation on an annual basis. The Company will continue holding future advisory votes on the Company’s executive compensation on an annual basis. The voting results were as follows:

1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
157,346,883	1,756,327	13,440,914	323,167	0

Item 8.01	Other Events

On December 5, 2016, the Company and Technip S.A. issued a joint press release announcing the voting results of the Special Meeting and the special meeting of Technip S.A. stockholders. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 5, 2016, jointly issued by FMC Technologies, Inc. and Technip S.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FMC TECHNOLOGIES, INC.

By: /s/ Dianne B. Ralston
Dated: December 5, 2016	Name: Dianne B. Ralston
Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated December 5, 2016, jointly issued by FMC Technologies, Inc. and Technip S.A.